UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2023
Date of Report (date of earliest event reported)
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First Watch Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40866 (Commission File Number)	82-4271369 (I.R.S. Employer Identification Number)
8725 Pendery Place, Suite 201, Bradenton, FL 34201
(Address of principal executive offices and zip code)
(941) 907-9800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	FWRG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 19, 2023, the Board of Directors (the “Board”) of First Watch Restaurant Group, Inc. (the “Company”) increased the number of directors of the Company from seven to eight, and elected Irene Chang Britt to serve as a Class II director, effective immediately, for a term expiring at the Company’s 2026 annual meeting of stockholders.
The Board determined that, in its judgment, Ms. Britt satisfies the requirements for independence set forth under the applicable rules of The Nasdaq Stock Market LLC and the Securities and Exchange Commission (“SEC”) for the purposes of Board service. There were no arrangements or understandings between Ms. Britt and any other persons pursuant to which Ms. Britt was elected nor any relationships or related transactions between Ms. Britt and the Company of the type required to be disclosed under applicable SEC rules.
Ms Britt currently serves on the boards of Brighthouse Financial, Inc., IDEXX Laboratories, Inc. and Victoria’s Secret and Co. Previously, she also served on the boards of Dunkin’ Brands Group, Inc., Tailored Brands, Inc., TerraVia Holdings, Inc. and Sunoco, Inc. Ms. Britt served as President and Divisional CEO of Pepperidge Farm, Inc. and Senior Vice President, Global Baking and Snacking for the Campbell Soup Company from 2012 to 2015. Irene joined Campbell Soup Company in 2005 and held a variety of leadership positions during her tenure with the company. Prior to joining Campbell Soup Company, Ms. Britt held a number of leadership positions within Kraft Foods Group, Inc. and Nabisco, Inc. Before that, she spent more than a decade at Kimberly-Clark Corporation, where she held key assignments in marketing, sales and R&D leadership.

As a non-employee director, Ms. Britt will receive compensation in the same amounts and forms paid to other non-employee members of the Board, as described in the Company’s proxy statement for its 2023 annual meeting of stockholders. In addition, in connection with her election to the Board, Ms. Britt received an equity grant in the form of restricted stock units that had a fair market value of $100,000 on the date of grant of July 20, 2023.
A copy of the Company’s press release issued on July 19, 2023 announcing the election of Ms. Britt to the Board of Directors is filed as an exhibit to this report.
Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title or Description
99.1	Press Release of First Watch Restaurant Group, Inc. dated July 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Watch Restaurant Group, Inc. (Registrant)

Date: July 20, 2023	By:	/s/ Jay Wolszczak
	Name:	Jay Wolszczak
	Title:	Chief Legal Officer, General Counsel and Secretary